Exhibit 10.4

Execution Version

SECURITY AGREEMENT

made by

LRI HOLDINGS, INC.

LOGAN’S ROADHOUSE, INC.

and

the subsidiary signatories hereto

in favor of

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Collateral Agent

Dated as of October 15, 2015

i

SECTION 7.	THE COLLATERAL AGENT	21
7.1	Collateral Agent’s Appointment as Attorney-in-Fact, etc	21
7.2	Duty of Collateral Agent	22
7.3	Authorization of Financing Statements	23
7.4	Authority of Collateral Agent	23
7.5	Protections of Collateral Agent	23

SECTION 8.	MISCELLANEOUS	24
8.1	Amendments in Writing	24
8.2	Notices	24
8.3	No Waiver by Course of Conduct; Cumulative Remedies	24
8.4	Enforcement Expenses; Indemnification	24
8.5	Successors and Assigns	25
8.6	[Intentionally Omitted]	25
8.7	Counterparts	25
8.8	Severability	25
8.9	Section Headings	25
8.10	Integration	25
8.11	GOVERNING LAW	25
8.12	Submission To Jurisdiction; Waivers	25
8.13	Acknowledgements	26
8.14	Additional Grantors	26
8.15	Releases	26
8.16	WAIVER OF JURY TRIAL	26
8.17	Intercreditor Agreement	26

SCHEDULES

Schedule 1	Investment Property
Schedule 2	Perfection Matters
Schedule 3	Jurisdictions of Organization and Chief Executive Offices
Schedule 4	Inventory and Equipment Locations
Schedule 5	Intellectual Property
Schedule 6	Commodity Accounts
Schedule 7	Deposit Accounts
Schedule 8	Securities Accounts

ii

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of October 15, 2015, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of Wells Fargo Bank, National Association, as Collateral Agent (in such capacity, the “Collateral Agent”) for the Secured Parties referred to below.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Indenture, dated as of October 4, 2010 (as amended, supplemented or otherwise modified from time to time, the “2010 Indenture”), among Roadhouse Financing Inc., a Delaware corporation (which was subsequently merged with and into Logan’s Roadhouse, Inc., a Tennessee corporation, with Logan’s Roadhouse, Inc. continuing as the surviving corporation) (the “Company”), Roadhouse Merger Inc., a Delaware corporation (which was subsequently merged with and into LRI Holdings, Inc., a Delaware corporation, with LRI Holdings, Inc. continuing as the surviving corporation) (“Holdings”), the Subsidiary Guarantors party thereto (as defined therein), Wells Fargo Bank National Association, as trustee and the Collateral Agent, the Company issued 10.75% Senior Secured Notes due 2017 (the “10.75% Senior Secured Notes”);

WHEREAS, pursuant to the 2010 Indenture, the Company, Holdings and the Subsidiary Guarantors party to the 2010 Indenture entered into a Security Agreement, dated as of October 4, 2010, as amended (the “2010 Security Agreement”);

WHEREAS, pursuant to the 2010 Indenture, certain Holders (as defined in the 2010 Indenture) of the 10.75% Senior Secured Notes have elected to transfer their beneficial interests in the 10.75% Senior Secured Notes (the “Existing Notes”), and the Company has agreed to accept the Existing Notes from the Holders and issue to such Holders new notes (as further described in the Indenture defined below, the “Notes”), issued pursuant to the Indenture dated as of October 15, 2015 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), among the Company, Holdings, the Subsidiary Guarantors party thereto, Wells Fargo Bank National Association, as trustee (the “Trustee”) and the Collateral Agent;

WHEREAS, the Company and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the issuance of the Notes;

WHEREAS, upon execution and delivery of the Indenture, Holdings and each Subsidiary Guarantor will guarantee the Secured Obligations (as defined below) under the Indenture; and

WHEREAS, it is a condition precedent to the issuance of the Notes that the Grantors shall have executed and delivered this Agreement (or an accession, assumption, supplement or joinder hereto) to the Collateral Agent in order to grant a security interest in favor of the Collateral Agent for the ratable benefit of the Secured Parties;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration the receipt of which is hereby acknowledged, each Grantor hereby agrees, or by execution and delivery of an accession, assumption, supplement or joinder hereto shall be deemed to agree, with the Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

SECTION 1. DEFINED TERMS

1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Indenture and used herein shall have the meanings given to them in the Indenture, and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Instruments, Inventory, Letter-of-Credit Rights and Supporting Obligations. The following terms shall have the following meanings:

“Agreement”: this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time, including by execution and delivery of a Joinder Agreement in the form of Annex 1 hereto.

“Collateral”: as defined in Section 3.

“Collateral Account”: any collateral account established by the Collateral Agent as provided in Section 6.1 or 6.4.

“Commodity Account”: as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, all commodity contracts from time to time carried in such Commodity Accounts, and all value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such commodity contracts, including, as of the Original Closing Date, any of the foregoing referred to in Schedule 6.

“Commodity Account Control Agreement”: as defined in Section 5.12(b).

“Company Obligations”: any principal, interest, penalties, fees, premiums (if any), indemnifications, reimbursements, guarantees and other liabilities payable by the Company under and pursuant to the terms of the Notes, the Indenture and the Collateral Documents, in each case, whether now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding (including post-filing and post-petition interest, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding).

“Copyrights”: (i) all copyrights arising under the laws of the United States, whether registered or unregistered and whether published or unpublished (including, without limitation, as of the Original Closing Date those listed in Schedule 5), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

“Copyright Licenses”: any written agreement, naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule 5), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Credit Agreement Obligations”: as defined in the Indenture.

“Current Premises”: as defined in the definition of “Excluded Property.”

“Deposit Account”: as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution, including, as of the Original Closing Date, any of the foregoing referred to in Schedule 7.

“Deposit Account Control Agreement”: as defined in Section 5.11(a).

“Excluded Deposit Account”: as defined in Section 5.11(a).

“Excluded Other Accounts”: as defined in Section 5.11(a).

“Excluded Property”: with respect to the Company or any Grantor, any of the following:

(i) assets (including vehicles) covered by a certificate of title or ownership title to the extent that a Lien therein cannot be perfected by the filing of Uniform Commercial Code financing statements in the jurisdictions of organization of the Company or the applicable Guarantor;

(ii) any Letter-Of-Credit Rights to the extent applicable law requires the application of the proceeds of a drawing of such Letter of Credit for a specified purpose;

(iii)  (A)(1) any Capital Stock of a Foreign Subsidiary or Foreign Subsidiary Holding Company in excess of 66% of the issued and outstanding Capital Stock of such Foreign Subsidiary or Foreign Subsidiary Holding Company and (2) any issued and outstanding Capital Stock of any Foreign Subsidiary that is not a first tier Wholly Owned Subsidiary, (B) any Capital Stock of any non Wholly Owned Subsidiary owned on or acquired after the Issue Date if the pledge of such Capital Stock would violate any applicable law or regulation or an enforceable contractual obligation binding on or relating to such Capital Stock and (C) any interests held by the Company or any Restricted Subsidiary in any not-for-profit entity or fund or in any real estate investment trust;

(iv) any right, title or interest in any license from a non-affiliate to which the Company or any Guarantor is a party or any of their respective right, title or interest under such license to the extent such license grants a license to the Company or Guarantor, as applicable, to use any copyrights; trademarks, patents or other forms of intellectual property and prohibits the grant of a security interest therein to secure the Secured Obligations;

(v) any right, title or interest in any license, contract or agreement to which the Company or any Guarantor is a party or any of their respective right, title or interest thereunder to the extent, but only to the extent, that a transfer of which is not permitted by applicable law or a grant thereof would violate the terms of such license, contract or agreement to which the Company or any Guarantor is a party, or result in a breach of the terms of, or constitute a default under, or result in the abandonment, invalidation or unenforceability of, any such license, contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406(d), 9-407(a), 9-408 or 9-409 of the Uniform Commercial Code or any other applicable law or regulation (including Title 11 of the United States Code); provided that, immediately upon the ineffectiveness, lapse or termination of any such provision, this shall no longer constitute Excluded Property;

(vi) any assets to the extent that, and for so long as, granting a security interest therein would violate applicable law or regulation or an enforceable contractual obligation (after giving effect to Section 9-406(d), 9-407(a), 9-408 or 9-409 of the Uniform Commercial Code and other applicable law) binding (A) on assets acquired after the Issue Date that existed at the time of the acquisition thereof and was not created or made binding on such assets in contemplation or in connection with the acquisition of such assets and (B) on any assets owned on the Issue Date or acquired after the Issue Date that are subject to a Permitted Lien specified in clauses (10) and (22) of the definition of “Permitted Liens” under the Indenture; provided that, immediately upon the ineffectiveness, lapse or termination of any such provision, this shall no longer constitute Excluded Property;

(vii) any Equipment or other asset that is subject to a purchase money lien or a Capitalized Lease Obligation, in each case, as permitted by the Indenture, if the contract or other agreement in which such Lien is granted (or the documentation providing for such Capitalized Lease Obligation) prohibits or requires the consent of any person (other than the Company or the applicable Guarantor) as a condition to the creation of any other security interest on such Equipment or other asset and, in each case, such prohibition or requirement is permitted by the Indenture;

(viii) leasehold interests in real property;

(ix) owned real property other than the After-Acquired Threshold Premises, any Sub-Threshold Properties selected by the Company pursuant to Section 10.05 of the Indenture and the properties listed on Schedule 1 to the Indenture as of the Original Closing Date (the “Current Premises”); and

(x) any interest in alcoholic beverage inventory;

provided, however, that Excluded Property shall not include any Proceeds, substitutions or replacements of any Excluded Property referred to above and such Proceeds shall not constitute “Excluded Property” (unless such Proceeds, substitutions or replacements would constitute Excluded Property referred to above).

“Guarantor Obligations”: with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with the Indenture, its Note Guarantee and the Collateral Documents, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Collateral Agent or to any Secured Party that are required to be paid by such Guarantor pursuant to the Indenture).

“Infringe”: as defined in Section 4.9(c).

“Intellectual Property”: the collective reference to all rights, priorities and privileges relating to intellectual property, arising under United States laws, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any Infringement thereof, including the right to receive all proceeds and damages therefrom.

“Intercompany Note”: any promissory note evidencing loans made by any Grantor to Holdings or any of its Subsidiaries.

“Investment Property”: the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC (other than Excluded Property) excluded from the definition of “Pledged Stock” and (ii) whether or not constituting “investment property” as so defined, all Pledged Notes and all Pledged Stock.

“Issuers”: the collective reference to each issuer of any Investment Property.

“Material Contracts”: the contracts and agreements to which any Grantor is a party for which breach, non-performance, cancellation or failure to renew would reasonably be expected to have a Material Adverse Effect as the same may be amended, supplemented or otherwise modified from time to time, including, without limitation, (i) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Grantor to damages arising thereunder and (iii) all rights of any Grantor to perform and to exercise all remedies thereunder.

“New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligor”: as defined in Section 5.11(b).

“Original Closing Date”: October 4, 2010

“Patents”: (i) all letters patent of the United States, all reissues and extensions thereof, including, without limitation, as of the Original Closing Date any of the foregoing referred to in Schedule 5, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, as of the Original Closing Date any of the foregoing referred to in Schedule 5, and (iii) all rights to obtain any reissues, extensions or renewals of the foregoing.

“Patent License”: any written agreement, providing for the grant by or to any Grantor of any right to manufacture, have manufactured, use or sell (directly or indirectly) any invention covered in whole or in part by a Patent, including, without limitation, as of the Original Closing Date any of the foregoing referred to in Schedule 5.

“Pledged Account Bank”: as defined in Section 5.11(a).

“Pledged Notes”: as of the Original Closing Date all promissory notes listed on Schedule 1 to the 2010 Security Agreement, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

“Pledged Stock”: as of the Original Closing Date the shares of Capital Stock listed on Schedule 1 to the 2010 Security Agreement, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect, other than Excluded Property.

“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

“Receivable”: any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

“Rule 3-16 Excluded Property”: any Capital Stock of the Company or any Subsidiary of the Company to the extent that the pledge of such Capital Stock results in the Company or such Subsidiary being required to file separate financial statements of the Company or such Subsidiary with the SEC (or any other governmental agency), but only to the extent necessary not to be subject to such requirement. In the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any other governmental agency) of separate financial statements of the Company or any Subsidiary of the Company due to the fact that the Company’s or such Subsidiary’s Capital Stock secures the Secured Obligations, then the Capital Stock of the Company or such Subsidiary shall automatically be deemed to be “Regulation 3-16 Excluded Property” without consent from any Secured Party, but only to the extent necessary to not be subject to such requirement. In the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to permit (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) the Company’s or such Subsidiary’s Capital Stock to secure the Secured Obligations in excess of the amount then pledged without the filing with the SEC (or any other governmental agency) of separate financial statements of the Company or such Subsidiary, then the Capital Stock of the Company or of such Subsidiary shall automatically cease to be deemed “Regulation 3-16 Excluded Property”.

“Secured Obligations”: (i) in the case of the Company, the Company Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

“Secured Parties”: the collective reference to (i) the Collateral Agent, (ii) the Trustee and (iii) the Holders.

“Securities Accounts”: as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, all security entitlements with respect to all financial assets from time to time credited to the Securities Accounts, and all financial assets, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such security entitlements or such financial assets and all subscription warrants, rights or options issued thereon or with respect thereto, including, as of the Original Closing Date, any of the foregoing referred to in Schedule 8.

“Securities Account Control Agreement”: as defined in Section 5.12(a).

“Securities Act”: the Securities Act of 1933, as amended.

“Specified Collateral”: any Collateral (i) to the extent that the same arises under the laws of any jurisdiction other than the United States (or any State thereof), (ii) constituting any licenses, permits or authorizations issued by a Governmental Authority or Fixtures to the extent that a Lien therein cannot be perfected by the filing of Uniform Commercial Code financing statements in the jurisdiction of organization of the applicable Grantor; (iii) real property (other than Fixtures) or (iv) constituting Investment Property, Deposit Accounts, Letter-of-Credit Rights, and any other relevant Collateral with respect to which the Collateral Agent (as defined in the 2010 Indenture) or the Administrative Agent has obtained “control” (within the meaning of the applicable Uniform Commercial Code) in accordance with the 2010 Security Agreement or the First Lien Guarantee and Collateral Agreement, dated as of October 4, 2015, to the extent that a Lien therein cannot be perfected by the filing of Uniform Commercial Code financing statements in the jurisdiction of organization of the applicable Grantor.

“Trademarks”: (i) all trademarks, trade names, brand names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, domain names, service marks, logos and other source or business identifiers, and all goodwill connected with the use of and symbolized by the foregoing, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith (excluding any “intent-to-use” application for trademark or service mark registration filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, to the extent the inclusion in the Collateral could result in a loss of rights before an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed) in the United States Patent and Trademark Office or in any similar office or agency of the United States, or any State thereof, and all common-law rights related thereto, including, without limitation, as of the Original Closing Date any of the foregoing referred to in Schedule 5, and (ii) the right to obtain all renewals thereof.

“Trademark License”: any written agreement providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, as of the Original Closing Date any of the foregoing referred to in Schedule 5.

1.2 Other Definitional Provisions. (a) The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

SECTION 2. INTENTIONALLY OMITTED

SECTION 3. GRANT OF SECURITY INTEREST

Each Grantor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Secured Obligations:

(a) all Accounts;

(b) all Chattel Paper;

(c) all contracts and agreements, including, without limitation, all Material Contracts;

(d) all Deposit Accounts;

(e) all Documents;

(f) all Equipment;

(g) all Fixtures;

(h) all General Intangibles;

(i) all Instruments;

(j) all Intellectual Property;

(k) all Inventory;

(l) all Investment Property (including all Commodity Accounts and Securities Accounts);

(m) all Letter-of-Credit Rights;

(n) all other property not otherwise described above;

(o) all books and records pertaining to the Collateral; and

(p) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that notwithstanding any of the other provisions set forth in this Section 3, the term Collateral and the terms set forth in this Section defining the components of Collateral shall not include, and this Agreement shall not constitute a grant of security interest in any Excluded Property; provided, further, that notwithstanding anything to the contrary contained herein, this Agreement shall not constitute a grant of a security interest in any Rule 3-16 Excluded Property to secure any Secured Obligations.

SECTION 4. REPRESENTATIONS AND WARRANTIES

To induce the Collateral Agent and the Secured Parties to enter into the Indenture and to induce the Secured Parties to make their respective extensions of credit to the Company thereunder, each Grantor hereby represents and warrants to the Collateral Agent and each Secured Party that:

4.1 Title; No Other Liens. Except for the security interest granted to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Indenture, such Grantor owns each item of the Collateral free and clear of any and all Liens. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Indenture or are being released on the Issue Date. For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, grant licenses in the ordinary course of business to third parties to use Intellectual Property owned by, licensed to or developed by a Grantor. For purposes of this Agreement and the other Collateral Documents, such licensing activity shall not constitute a “Lien” on such Intellectual Property. Each of the Collateral Agent and each Secured Party understands that any such licenses may be exclusive to the applicable licensees, and such exclusivity provisions may limit the ability of the Collateral Agent to utilize, sell, lease or transfer the related Intellectual Property or otherwise realize value from such Intellectual Property pursuant hereto.

4.2 Perfected Second Priority Liens. On the date hereof, the security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 2 (which, in the case of all filings and other documents referred to on said Schedule required by the Indenture or the Purchase Agreement to be delivered by the date of this Agreement, have been so delivered to the Collateral Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any such Collateral from such Grantor and (b) are prior to all other Liens on such Collateral in existence on the date of this Agreement except for Liens permitted by the Indenture, including Liens securing the Credit Agreement Obligations; provided, however, that additional filings in the United States Patent and Trademark Office and United States Copyright Office may be necessary with respect to the perfection of the Collateral Agent’s Lien in United States registrations and applications for Trademarks, Patents and Copyrights which are filed by, issued to, or acquired by Grantor after the date of this Agreement and, provided, further, that additional filings and/or other actions may be required to perfect the Collateral Agent’s Lien in Intellectual Property which is created under the laws of a jurisdiction outside the United States and (ii) additional filings, recordations or actions may be required with respect to other Specified Collateral.

4.3 Jurisdiction of Organization; Chief Executive Office. On the date of this Agreement, such Grantor’s jurisdiction of organization, identification number from the jurisdiction of organization (if any), and as of the Original Closing Date the location of such Grantor’s chief executive office or sole place of business or principal residence, as the case may be, are, in each case, specified on Schedule 3. Such Grantor has furnished to the Collateral Agent on the Issue Date a certified charter, certificate of incorporation or other organizational document and long-form (if available) good standing certificate as of a date which is recent to the date of this Agreement.

4.4 Inventory and Equipment. As of the Original Closing Date, the Inventory and the Equipment (other than mobile goods) having an aggregate value of more than $100,000 are kept at the locations listed on Schedule 4.

4.5 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

4.6 Investment Property. (a) The shares of Pledged Stock pledged by such Grantor under the 2010 Security Agreement constituted all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Capital Stock of a Foreign Subsidiary or Foreign Subsidiary Holding Company, 66% of the outstanding Capital Stock of each relevant Issuer, in each case as of the Original Closing Date.

(b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

(c) As of the Original Closing Date, each of the Pledged Notes constituted the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and other Liens permitted under the Indenture.

4.7 Receivables. (a) No amount payable to such Grantor under or in connection with any Receivable in an amount exceeding $100,000 is evidenced by any Instrument or Chattel Paper which, subject to Section 8.17, has not been delivered to the Collateral Agent.

(b) None of the obligors on any Receivable in an amount exceeding $100,000 is a Governmental Authority.

(c) The amounts represented by such Grantor to the Secured Parties from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate in all material respects.

4.8 Material Contracts.

(a) No consent of any party (other than such Grantor) to any Material Contract is required in connection with the execution, delivery and performance of this Agreement (except as has been (or is otherwise required to be) obtained in accordance with the terms of the Indenture and the Purchase Agreement).

(b) Each Material Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(c) No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Material Contracts by such Grantor other than those which have been duly obtained, made or performed, are in full force and effect, except for any such consent, authorization or filing, the failure to obtain or make, would not reasonably be expected to have a Material Adverse Effect.

(d) Neither such Grantor nor (to the best of such Grantor’s knowledge) any of the other parties to the Material Contracts is in default in the performance or observance of any of the terms thereof in any manner that, in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(e) The right, title and interest of such Grantor in, to and under the Material Contracts are not subject to any defenses, offsets, counterclaims or claims that, in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(f) On the Original Closing Date, such Grantor has delivered to the Collateral Agent a complete and correct copy of each Material Contract as of such date, including all amendments, supplements and other modifications thereto.

(g) As of the Original Closing Date, no amount payable to such Grantor in excess of $100,000 under or in connection with any Material Contract was evidenced by any Instrument or Chattel Paper which, subject to Section 8.17, had not been delivered to the Collateral Agent.

(h) None of the parties to any Material Contract is a Governmental Authority.

4.9 Intellectual Property.

(a) As of the Original Closing Date, Schedule 5 listed all Intellectual Property (other than Specified Collateral) issued, registered or for which an application was then pending and owned by such Grantor in its own name on the Original Closing Date.

(b) Each Grantor owns or has the right to use, free of all Liens (other than Liens permitted by the Indenture), all Intellectual Property currently used in the operation of such Grantor’s business except as would not reasonably be expected to result in a Material Adverse Effect.

(c) As of the Original Closing Date, all Intellectual Property owned by such Grantor was (i) valid, subsisting, unexpired and enforceable, (ii) had not been abandoned, (iii) did not infringe, impair, misappropriate, dilute or otherwise violate (to “Infringe” and similar constructions will be construed accordingly) the Intellectual Property rights of any other Person and (iv) was not being Infringed by any other Person except, in each case of this Section 4.9(c), as would not reasonably be expected to result in a Material Adverse Effect.

(d) As of the Original Closing Date, except as set forth in Schedule 5, on the date of this Agreement, none of the Intellectual Property was the subject of any material licensing or franchise agreement pursuant to which such Grantor was the licensor or franchisor other than those entered into in the ordinary course of business.

(e) As of the Original Closing Date, no holding, decision or judgment had been rendered by any Governmental Authority which would have limited, canceled or challenged the validity, enforceability, ownership or use of, or such Grantor’s rights in, any Intellectual Property in any respect, and such Grantor knew of no valid basis for same, in each case, that would have reasonably been expected to result in a Material Adverse Effect.

(f) As of the Original Closing Date, no action or proceeding was pending, or, to the knowledge of such Grantor, threatened or imminent, (i) seeking to limit, cancel or challenge the validity, enforceability, ownership or use of any Intellectual Property by Grantor or such Grantor’s interest therein and (ii) which, if adversely determined, would have reasonably been expected to result in a Material Adverse Effect on the value of any Intellectual Property.

4.10 Commercial Tort Claims

(a) As of the Original Closing Date, except to the extent listed in Section 3 above, no Grantor had rights in any Commercial Tort Claim with a net present expected recovery value (as determined by such Grantor in its good faith business judgment) in excess of $200,000.

(b) Upon the filing of a financing statement covering any Commercial Tort Claim referred to in Section 5.10 hereof against such Grantor in the jurisdiction specified in Schedule 2 hereto, the security interest granted in such Commercial Tort Claim will constitute a valid perfected security interest in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase such Collateral from Grantor, which security interest shall be prior to all other Liens on such Collateral except for unrecorded Liens permitted by the Indenture which have priority over the Liens on such Collateral by operation of law and Liens securing Credit Agreement Obligations.

SECTION 5. COVENANTS

Each Grantor covenants and agrees with the Collateral Agent and the Secured Parties that, from and after the date of this Agreement until the Secured Obligations shall have been paid in full:

5.1 Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable in excess of $200,000 under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, subject to Section 8.17, such Instrument, Certificated Security or Chattel Paper shall be promptly delivered to the Collateral Agent, duly indorsed in favor of the Collateral Agent, to be held as Collateral pursuant to this Agreement.

5.2 Maintenance of Insurance. (a) The Company shall maintain with financially sound and reputable insurance companies insurance on all of its properties in at least such amounts (with such deductibles and self insured retentions) and against at least such risks (but including in any event public liability, product liability, business interruption and hazards) as are usually insured against in the same general area by companies engaged in the same or a similar business, and (b) all losses shall be adjusted by the Company with the insurance companies. Subject to the terms of the Indenture, so long as no Event of Default has occurred and is continuing, all insurance proceeds and all awards and proceeds of any condemnation or other proceedings with respect to any property of the Grantors shall be collected by or on behalf of the applicable Grantor, and applied by the applicable Grantor to restore or replace the related property. Subject to the terms of the Indenture, if an Event of Default has occurred and is continuing, any such proceeds and awards with respect to any Collateral or property subject to a Mortgage shall be applied in accordance with Section 6.5. Subject to the Intercreditor Agreement, all such insurance shall (i) provide that no cancellation shall be effective until at least ten days after receipt by the Collateral Agent of written notice thereof and (ii) name the Collateral Agent as an additional insured party or loss payee, as applicable.

(b) The Company shall deliver to the Collateral Agent and the Secured Parties a report of a reputable insurance broker with respect to such insurance substantially concurrently with each delivery of the Company’s audited annual financial statements and such supplemental reports with respect thereto that are delivered to the First Priority Representative.

5.3 Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement (other than with respect to Specified Collateral), subject to any limitations with respect to perfection set forth in the Indenture and this Agreement as a perfected security interest having at least the priority described in Section 4.2 of this Agreement (subject to Liens permitted by the Indenture) and shall defend such security interest against the claims and demands of all Persons whomsoever, subject to the rights of such Grantor under the Indenture and the Collateral Documents to dispose of the Collateral.

(b) Such Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as are delivered to the First Priority Representative, all in reasonable detail.

(c) At any time and from time to time but subject to the limitations as to perfection set forth in the other covenants in the Indenture and this Agreement, subject to Section 8.17, at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as shall be necessary and appropriate for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Deposit Accounts, Letter-of-Credit Rights, and any other relevant Collateral, subject to the other provisions of this Agreement, taking any actions necessary to enable the Collateral Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

5.4 Changes in Name, etc. Such Grantor will not, except upon ten days’ prior written notice to the Collateral Agent and delivery to the Collateral Agent of all additional financing statements and other documents necessary to maintain the validity, perfection and priority of the security interests provided for herein, (i) change its jurisdiction of organization or the location of its chief executive office or sole place of business or principal residence from that referred to in Section 4.3 or (ii) change its name.

5.5 Notices. Such Grantor will advise the Collateral Agent promptly, in reasonable detail, of:

(a) any Lien (other than security interests created hereby or Liens permitted under the Indenture) on any of the Collateral which would adversely affect the ability of the Collateral Agent to exercise any of its remedies hereunder; and

(b) of the occurrence of any other event which would reasonably be expected to have a Material Adverse Effect on the aggregate value of the Collateral or on the security interests created hereby.

5.6 Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall, subject to Section 8.17, accept the same as the agent of the Collateral Agent and the Secured Parties, hold the same in trust for the Collateral Agent and the Secured Parties and deliver the same forthwith to the Collateral Agent in the form received, duly indorsed by such Grantor to the Collateral Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with signature guaranteed, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Secured Obligations. Except as permitted by the Indenture and subject to Section 8.17, any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent, be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, subject to Section 8.17, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Secured Obligations.

(b) Subject to Section 8.17, without the prior written consent of the Collateral Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any Capital Stock of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Indenture), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or Liens permitted by the Indenture, or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Collateral Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof.

(c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5.7 with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Investment Property issued by it.

5.7 [Intentionally Omitted].

5.8 Material Contracts.

(a) Such Grantor will perform and comply in all material respects with all its obligations under the Material Contracts.

(b) Such Grantor will not amend, modify, terminate or waive any provision of any Material Contract in any manner which could reasonably be expected to materially adversely affect the value of such Material Contract as Collateral.

(c) Such Grantor will exercise promptly and diligently each and every material right which it may have under each Material Contract (other than any right of termination).

(d) Such Grantor will deliver to the Collateral Agent a copy of each material written demand, written notice or document received by it relating in any way to any Material Contract that questions the validity or enforceability of such Material Contract.

5.9 Intellectual Property. (a) Subject to such Grantor’s commercially reasonable business judgment, such Grantor (either itself or through licensees) will (i) continue to use each material Trademark on trademark classes of goods or services applicable to its current business, in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain in a manner consistent with past practices the quality of all products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any new mark or any mark which is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark to the extent required pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or abandoned.

(b) Subject to such Grantor’s commercially reasonable business judgment, such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

(c) Subject to such Grantor’s commercially reasonable business judgment, such Grantor (either itself or through licensees) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of any material Copyright may become invalidated or abandoned. Such Grantor will not (either itself or through licensees) do any act whereby any material portion of any material Copyright may fall into the public domain.

(d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any Intellectual Property to Infringe upon the Intellectual Property rights of any other Person, except as would not reasonably be expected to have a Material Adverse Effect.

(e) Such Grantor will notify the Collateral Agent promptly if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property owned by such Grantor may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in the United States, or any proceeding or other action outside of the United States that would reasonably be expected to have a Material Adverse Effect) regarding such Grantor’s ownership of, rights in, or the validity or enforceability of any material Intellectual Property owned by such Grantor, including, without limitation such Grantor’s right to register, own or to maintain the same.

(f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application or statement of use for the registration of any Intellectual Property with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Collateral Agent within ten Business Days after the last day of the fiscal quarter in which such filing occurs. Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Copyright with the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Collateral Agent within ten Business Days after the last day of the fiscal quarter in which such filing occurs. Such Grantor shall execute and deliver any and all agreements, instruments, documents, and papers as is necessary to evidence the Collateral Agent’s and the Secured Parties’ security interest in any such Copyright, Patent or Trademark owned by such Grantor.

(g) Subject to such Grantor’s commercially reasonable business judgment, such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property owned by such Grantor, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability and the payment of maintenance fees.

(h) In the event that any material Intellectual Property owned by such Grantor is Infringed by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Collateral Agent after it learns thereof and, subject to such Grantor’s commercially reasonable business judgment, sue for Infringement, seek injunctive relief where appropriate and to recover any and all damages for such Infringement.

5.10 Commercial Tort Claims. If such Grantor shall obtain an interest in any Commercial Tort Claim with a net present expected recovery value in excess of $500,000 (as determined by such Grantor in its good faith business judgment), such Grantor shall within thirty days of obtaining such interest sign and deliver documentation necessary to grant a security interest in favor of the Collateral Agent under the terms and provisions of this Agreement in and to such Commercial Tort Claim.

5.11 Deposit Accounts. (a)(i), Each Grantor will maintain Deposit Accounts with a bank (a “Pledged Account Bank”) that has agreed with such Grantor and the Collateral Agent to comply, subject to Section 8.17, with instructions originated by the Collateral Agent upon notice by the Collateral Agent that an Event of Default shall have occurred, directing the disposition of funds in such Deposit Account without the further consent of any Grantor (each, a “Deposit Account Control Agreement”); provided that no Grantor shall be required to deliver any such Deposit Account Control Agreement with respect to any Deposit Account (an “Excluded Deposit Account”) so long as the funds and financial assets credited to such Deposit Accounts are regularly swept into Deposit Accounts subject to an effective Deposit Account Control Agreement other than as provided in the following sentence. The provisions of this Section 5.11(a) shall not apply to Deposit Accounts operated solely as a payroll account, a petty cash account, an escrow account, an employee benefit or flexible spending account, a trust account or a tax payment account (“Excluded Other Accounts”);

(ii) if an Event of Default shall have occurred and be continuing, subject to Section 8.17, upon the written request of the Collateral Agent each Grantor shall promptly transfer all amounts in all Deposit Accounts other than Excluded Other Accounts into an account or accounts maintained by a Pledged Account Bank that has entered into a Deposit Account Control Agreement. Thereafter, each Grantor will maintain all Deposit Accounts of more than $500,000 in aggregate amount for all such accounts with a Pledged Account Bank.

(b) If an Event of Default shall have occurred and be continuing and, subject to Section 8.17, the Collateral Agent shall have so requested in writing, promptly after any such request, each Grantor will (i) instruct each Person obligated at any time to make any payment to such Grantor for any reason (an “Obligor”) to make such payment to one or more Deposit Accounts maintained with a Pledged Account Bank as directed by the Collateral Agent and/or (ii) if so requested, deposit in a Deposit Account maintained with the Collateral Agent and subject to an effective Deposit Account Control Agreement, at the end of each Business Day, all cash proceeds of Collateral and all other cash of such Grantor.

(c) Each Grantor agrees that it will not add any bank that maintains a Deposit Account for such Grantor or open any new Deposit Account with any then existing Pledged Account Bank unless (i) the Collateral Agent shall have received at least three days’ prior written notice of such additional bank or such new Deposit Account and (ii) such account comprises an Excluded Other Account or any Excluded Deposit Account, provided that if an Event of Default shall have occurred and be continuing, the Collateral Agent shall have received, in the case of all accounts except Excluded Other Accounts, a Deposit Account Control Agreement authenticated by such new bank and such Grantor, or a supplement to an existing Deposit Account Control Agreement with such then existing Pledged Account

Bank, covering such new Deposit Account (and, upon the receipt by the Collateral Agent of such Deposit Account Control Agreement or supplement, Schedule 7 hereto shall be automatically amended to include such Deposit Account). Each Grantor may not terminate any bank as a Pledged Account Bank if an Event of Default has occurred and is continuing.

5.12 Securities Accounts. (a) With respect to any Collateral in which any Grantor has any right, title or interest and that constitutes a security entitlement and has a value in excess of $200,000, such Grantor will cause the securities intermediary with respect to such security entitlement to agree in an authenticated record with such Grantor and the Collateral Agent that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Grantor has a security entitlement) originated by the Collateral Agent (subject to Section 8.17) without further consent of such Grantor (such agreement being a “Securities Account Control Agreement”).

(b) With respect to any Collateral in which any Grantor has any right, title or interest and that constitutes a commodity contract and has a value in excess of $200,000, such Grantor shall cause the commodity intermediary with respect to such commodity contract to agree in an authenticated record with such Grantor and the Collateral Agent that such commodity intermediary will apply any value distributed on account of such commodity contract as directed by the Collateral Agent (subject to Section 8.17) without further consent of such Grantor (such agreement being a “Commodity Account Control Agreement”).

(c) No Grantor will change or add any securities intermediary or commodity intermediary that maintains any securities account or commodity account and has a value in excess of $200,000, in which any of the Collateral is credited or carried, or change or add any such securities account or commodity account, in each case without first complying with the above provisions of this Section 5.12 in order to perfect the security interest granted hereunder in such Collateral to the extent that such action is required under the above provisions of this Section 5.12.

SECTION 6. REMEDIAL PROVISIONS

6.1 Certain Matters Relating to Receivables. The Collateral Agent hereby authorizes each Grantor to collect such Grantor’s Receivables, subject to the Collateral Agent’s direction and control (subject to Section 8.17), and the Collateral Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. Subject to Section 8.17, if required by the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the form received, duly indorsed by such Grantor to the Collateral Agent if required, in a Collateral Account maintained under the sole dominion and control of the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Secured Parties only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

6.2 Communications with Obligors; Grantors Remain Liable. (a) The Collateral Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to the Material Contracts to verify with them to the Collateral Agent’s satisfaction the existence, amount and terms of any Receivables or Material Contracts.

(b) At any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables and parties to the Material Contracts that the Receivables and the Material Contracts have been assigned to the Collateral Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Collateral Agent.

(c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and Material Contracts to observe and perform in all material respects all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Material Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any Secured Party of any payment relating thereto, nor shall the Collateral Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Material Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

6.3 Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the relevant Grantor of the Collateral Agent’s intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer, to the extent permitted in the Indenture, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Indenture, this Agreement or any other Collateral Document.

(b) Subject to Section 8.17, if an Event of Default shall occur and be continuing and the Collateral Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Collateral Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Secured Obligations in such order as the Collateral Agent may determine, and (ii) any or all of the Investment Property shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Collateral Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Collateral Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Collateral Agent.

6.4 Proceeds to be Turned Over To Collateral Agent. Subject to Section 8.17, in addition to the rights of the Collateral Agent and the Secured Parties specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall have occurred and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required). All Proceeds received by the Collateral Agent hereunder and not applied as provided herein or in the Intercreditor Agreement shall be held by the Collateral Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Collateral Agent in a Collateral Account (or by such Grantor in trust for the Collateral Agent and the other Secured Parties) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

6.5 Application of Proceeds. If an Event of Default shall have occurred and be continuing, at any time at the Collateral Agent’s election, subject to the Intercreditor Agreement, the Collateral Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, Deposit Account, Securities Account or Commodities Account, in payment of the Secured Obligations in accordance with Section 6.13 of the Indenture.

6.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may, subject to pre-existing rights and licenses, forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Collateral Agent’s request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6 in accordance with Section 6.5, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and the Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, in accordance with the provisions of the Indenture, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Collateral Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent or any Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper in every case if given at least ten days before such sale or other disposition.

6.7 Registration Rights. (a) If the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

(b) Each Grantor recognizes that the Collateral Agent may be unable to or may determine not to, if so directed by the Holders of the Notes, effect a registration of any or all the Pledged Stock, and may determine, if so directed by such Holders of the Notes, to conduct one or more sales thereof to purchasers that would otherwise satisfy the requirements of the Securities Act (for the purposes of this section, such sale a “Private Sale”). Each Grantor acknowledges and agrees that any such Private Sale may result in prices and other terms less favorable than if such sale were of Pledged Stock registered under the provisions of the Securities Act and, notwithstanding such circumstances or any other circumstances, agrees that any such Private Sale shall be deemed to have been made in a commercially reasonable manner. In no circumstances shall the Collateral Agent be under any obligation to register Pledged Stock under the provisions of the Securities Act, even if such Issuer would agree to do so.

(c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Collateral Agent and the Secured Parties, that the Collateral Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Indenture.

6.8 Subordination. Each Grantor hereby agrees that, upon the occurrence and during the continuance of an Event of Default, unless otherwise agreed by the Collateral Agent, all Indebtedness owing by it to any Subsidiary of the Company shall be fully subordinated to the indefeasible payment in full in cash of such Grantor’s Obligations.

6.9 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Secured Obligations and the reasonable fees and disbursements of any attorneys employed by the Collateral Agent to collect such deficiency.

SECTION 7. THE COLLATERAL AGENT

7.1 Collateral Agent’s Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Material Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Receivable or Material Contract or with respect to any other Collateral whenever payable;

(ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as necessary to evidence the Collateral Agent’s security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv) execute, in connection with any sale provided for in Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate; (7) subject to any licenses (and the rights granted therein) existing at the time of such assignment, assign any Copyright, Patent or Trademark owned by such Grantor throughout the world; and (8) generally, subject to pre-existing rights and licenses, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s and the Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 7.1(a) to the contrary notwithstanding, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) (other than pursuant to clause (ii) thereof) unless an Event of Default shall have occurred and be continuing.

(b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, upon direction by, and with satisfactory indemnification from, the Holders of the Notes, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c) The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on the Notes, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Collateral Agent on demand, or directly out of proceeds from any relevant Collateral, at the Collateral Agent’s discretion.

(d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

7.2 Duty of Collateral Agent. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers and rights conferred on the Collateral Agent and the Secured Parties hereunder are solely to protect the Collateral Agent’s and the Secured Parties’ interests in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

7.3 Authorization of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Collateral Agent or counsel to the Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as necessary to perfect the security interests of the Collateral Agent under this Agreement. Each Grantor authorizes the Collateral Agent to use the collateral description “all personal property, whether now owned or hereafter acquired” or words of a similar effect in any such financing statements.

7.4 Authority of Collateral Agent. Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Indenture and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

7.5 Protections of Collateral Agent. (a) For all purposes of this Agreement, the Collateral Agent shall not be deemed to have notice or knowledge of any Event of Default or matter hereunder unless written notice of such event is received by the Collateral Agent or an officer of the Collateral Agent responsible for the administration of this Agreement has actual knowledge thereof.

(b) Except for action expressly required hereunder (excluding circumstances in which the Collateral Agent has the ability but not an affirmative duty to act), nothing in this Agreement, the Indenture or any Collateral Document shall be interpreted as giving the Collateral Agent responsibility for or any duty concerning the validity, perfection, priority or enforceability of any Lien or security interest in any Collateral or giving the Collateral Agent any obligation to take any action to procure or maintain such validity, perfection, priority or enforceability.

(c) Neither the Collateral Agent nor any of its affiliates, directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of a Person authorized hereunder, the Intercreditor Agreement or under the Indenture or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Collateral Agent nor any of its affiliates, directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement; (ii) the performance or observance of any of the covenants or agreements of a Grantor; (iii) the receipt of items required to be delivered to the Collateral Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the other Collateral Documents or any other instrument or writing furnished in connection herewith. The Collateral Agent shall not incur any liability by acting in conclusive reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) reasonably believed by it to be genuine or to be signed by the proper party or parties. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Collateral Document or any other document furnished in connection herewith or therewith in accordance with a written direction or a request of an authorized Person pursuant to the terms of this Agreement or the Indenture.

(d) Any Person into which the Collateral Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its corporate trust assets as a whole or substantially as a whole, or any Person resulting from any such conversion, merger, consolidation, sale or transfer to which the Collateral Agent is a party, shall (provided it is otherwise qualified to serve as the Collateral Agent hereunder) be and become a successor Collateral Agent hereunder and be vested with all of the title to the Collateral and all of the trusts, powers, immunities, privileges, estates, properties, rights, duties and obligations as was its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto or any other Person, anything herein to the contrary notwithstanding.

(e) In entering into this Agreement, and in taking (or refraining from) any actions under or pursuant to this Agreement, the Collateral Agent shall be protected by and shall enjoy all of the rights, immunities, protections and indemnities granted to it or the Trustee under the Intercreditor Agreement, the Indenture or the Collateral Documents.

(f) Whenever reference is made in this Agreement to any action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Collateral Agent or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Collateral Agent, it is understood that in all cases the Collateral Agent shall be acting, giving, withholding, suffering, omitting, taking or otherwise undertaking and exercising the same (or shall not be undertaking and exercising the same) as directed by the Holders of the Notes in accordance with the Intercreditor Agreement, the Indenture or the Collateral Documents. This provision is intended solely for the benefit of the Collateral Agent and its successors and permitted assigns and is not intended to and will not entitle the other parties hereto to any defense, claim or counterclaim, or confer any rights or benefits on any party hereto.

SECTION 8. MISCELLANEOUS

8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Article 9 of the Indenture.

8.2 Notices. All notices, requests and demands to or upon the Collateral Agent or any Grantor hereunder shall be effected in the manner provided for in Section 13.02 of the Indenture.

8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Collateral Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

8.4 Enforcement Expenses; Indemnification. Each Grantor agrees to pay, and to indemnify and save the Collateral Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the same extent such Person would be required to do so pursuant to Section 7.07 or Section 11.01 of the Indenture, as applicable. The agreements in this Section 8.4 shall survive repayment of the Secured Obligations and all other amounts payable under the Indenture and the other Collateral Documents.

8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Agent and the Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.

8.6 [Intentionally Omitted]

8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by email or telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Agreement as to the parties hereto and may be used in lieu of the original Agreement for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.10 Integration. This Agreement, the Indenture, the Intercreditor Agreement and the other Collateral Documents represent the entire agreement of the Grantors, the Collateral Agent and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the Indenture, the Intercreditor Agreement and the Collateral Documents.

8.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.12 Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Collateral Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

8.13 Acknowledgements. Each Grantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, the Indenture, the Intercreditor Agreement and the other Collateral Documents to which it is a party;

(b) neither the Collateral Agent nor any Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement, the Indenture, the Intercreditor Agreement or any of the other Collateral Documents, and the relationship between the Grantors, on the one hand, and the Collateral Agent and Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the Indenture, the Intercreditor Agreement or the other Collateral Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

8.14 Additional Grantors. From and after the date hereof, each subsidiary of Logan’s Roadhouse, Inc. that is required to become a party to this Agreement pursuant to Section 4.15 of the Indenture shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of a Joinder Agreement in the form of Annex 1 hereto.

8.15 Releases. Collateral shall be released from the Lien created by this Agreement to the extent provided in Section 10.06 of the Indenture.

8.16 WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

8.17 Intercreditor Agreement. Notwithstanding anything to the contrary contained in this Agreement, the Liens, security interests and rights granted pursuant to this Agreement or any other Collateral Document with respect to the Collateral shall be subject to the terms and conditions of (and the exercise of any right or remedy by the Collateral Agent and the other Secured Parties hereunder or thereunder shall be subject to the terms and conditions of, the Intercreditor Agreement. In the event of any conflict between this Agreement, any other Collateral Document or the Indenture and the Intercreditor Agreement, the Intercreditor Agreement shall control, and no right, power, or remedy granted to the Collateral Agent or the other Secured Parties hereunder or under the Indenture or any other Collateral Document shall be exercised by the Collateral Agent or any other Secured Party, and no direction shall be given by the Collateral Agent or any other Secured Party in contravention of the

Intercreditor Agreement. Without limiting the generality of the foregoing, and notwithstanding anything herein to the contrary, all rights and remedies of the Collateral Agent (and the Secured Parties) shall be subject to the terms of the Intercreditor Agreement, and, with respect to the Collateral, until the First Priority Obligations Payment Date (as such term is defined in the Intercreditor Agreement) any obligation of the Company and any other Grantor hereunder or under the Indenture or any other Collateral Document with respect to the delivery or control of any Collateral, the notation of any Lien on any certificate of title, bill of lading or other document, the giving of any notice to any bailee or other Person, the provision of voting rights or the obtaining of any consent of any Person shall be deemed to be satisfied if the Company or such Grantor, as applicable, complies with the requirements of the similar provision of the applicable First Priority Document (as such term is defined in the Intercreditor Agreement). Until the First Priority Obligations Payment Date, the delivery of any Collateral to, or the control of any Collateral by, the First Priority Representative (as such term is defined in the Intercreditor Agreement) pursuant to the First Priority Documents shall satisfy any delivery or control requirement hereunder or under any other Collateral Document.

[Remainder of page intentionally left blank]

27

IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

LOGAN’S ROADHOUSE, INC.

By:	/s/ Samuel N. Borgese
	Name:	Samuel N. Borgese
	Title:	President and Chief Executive Officer

LRI HOLDINGS, INC.

By:	/s/ Samuel N. Borgese
	Name:	Samuel N. Borgese
	Title:	President and Chief Executive Officer

LOGAN’S ROADHOUSE OF TEXAS, INC.

By:	/s/ Samuel N. Borgese
	Name:	Samuel N. Borgese
	Title:	President

LOGAN’S ROADHOUSE OF KANSAS, INC.

By:	/s/ Samuel N. Borgese
	Name:	Samuel N. Borgese
	Title:	President and Chief Executive Officer

Security Agreement Signature Page

Acknowledged and Accepted by:

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Collateral Agent

By:	/s/ Stefan Victory
	Name:	Stefan Victory
	Title:	Vice President

Security Agreement Signature Page

ACKNOWLEDGEMENT AND CONSENT

The undersigned hereby acknowledges receipt of a copy of the Security Agreement dated as of October 15, 2015 as amended, modified or supplemented from time to time (the “Agreement”), made by the Grantors parties thereto for the benefit of Wells Fargo Bank, National Association, as Collateral Agent. The undersigned agrees for the benefit of the Collateral Agent and the Secured Parties as follows:

1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

2. The terms of Sections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 of the Agreement.

[NAME OF ISSUER]

By:
Name:
Title:

Address for Notices:

Fax:

Schedule 1

DESCRIPTION OF INVESTMENT PROPERTY

Pledged Stock:

Grantor and Jurisdiction of Formation	Issuer	Class of Stock	Stock Certificate No.	No. of Shares	Percent of Total Shares Issued Pledged

LRI Holdings, Inc. (Delaware)	Logan’s Roadhouse, Inc.	Common	2	1000	100%

Logan’s Roadhouse, Inc. (Tennessee)	Logan’s Roadhouse of Kansas, Inc.	Common	2	1000	100%

Logan’s Roadhouse, Inc. (Tennessee)	Logan’s Roadhouse of Texas, Inc.	Common	2	1000	100%

Pledged Notes:

Promissory Note, dated October 4, 2010, in an amount equal to $115,030,072.50, issued by Roadhouse Merger Inc. to Roadhouse Financing Inc.

Schedule 2

FILINGS AND OTHER ACTIONS

REQUIRED TO PERFECT SECURITY INTERESTS

Uniform Commercial Code Filings

Name of Grantors	Uniform Commercial Code Filing Office

Logan’s Roadhouse, Inc.	Tennessee – Secretary of State

LRI Holdings, Inc.	Delaware – Secretary of State

Logan’s Roadhouse of Kansas, Inc.	Kansas – Secretary of State

Logan’s Roadhouse of Texas, Inc.	Texas – Secretary of State

Patent and Trademark Filings

Notice And Confirmation of Grant of Security Interest Trademarks, effective as of October 15, 2015 is made by Logan’s Roadhouse, Inc., a Tennessee corporation (the “Borrower”), in favor of W, a national banking association, as Administrative Agent (the “Agent”) for the several banks and other financial institutions (the “Lenders”), parties to the Credit Agreement, dated as October 4, 2010 (as amended, supplemented or otherwise modified from time to time, among Borrower, the Lenders, the Agent, and Credit Suisse AG as Co-Documentation Agent and Syndication Agent.

4

Actions with respect to Pledged Stock

Deliver to the Administrative Agent of each of the share certificates set forth in Schedule 2 hereto, together with a stock power.

Actions with respect to Pledged Notes

Deliver to the Administrative Agent of the promissory note set forth in Schedule 2 hereto, together with a note power.

Other Actions

Execute and deliver account control agreements for each of commodities accounts, the deposit accounts and securities accounts set forth on Schedules 7, 8 and 9 hereto.

5

Schedule 3

LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

Grantor	Jurisdiction of Organization	Location of Chief Executive Office
Logan’s Roadhouse, Inc.	Tennessee	3011 Armory Drive Suite 300 Nashville, TN 37204

LRI Holdings, Inc.	Delaware	3011 Armory Drive Suite 300 Nashville, TN 37204

Logan’s Roadhouse of Kansas, Inc.	Kansas	3011 Armory Drive Suite 300 Nashville, TN 37204

Logan’s Roadhouse of Texas, Inc.	Texas	3011 Armory Drive Suite 300 Nashville, TN 37204

Schedule 4

LOCATIONS OF INVENTORY AND EQUIPMENT

		Location
Grantor	Store #	Street Address	City	State	Zip
Logan’s Roadhouse, Inc.	N/A	3011 Armory Drive Suite 300	Nashville	TN	37204

Logan’s Roadhouse, Inc.	301	1250 South Broadway	Lexington	KY	40504

Logan’s Roadhouse, Inc.	302	5300 Hickory Hollow Ln	Antioch	TN	37013

Logan’s Roadhouse, Inc.	303	1715 Gallatin Pike North	Madison	TN	37115

Logan’s Roadhouse, Inc.	304	3072 Wilma Rudolph Blvd	Clarksville	TN	37040

Logan’s Roadhouse, Inc.	305	604 Carriage House Dr	Jackson	TN	38305

Logan’s Roadhouse, Inc.	306	740 NW Broad	Murfreesboro	TN	37129

Logan’s Roadhouse, Inc.	307	7087 Baker’s Bridge Ave	Franklin	TN	37064

Logan’s Roadhouse, Inc.	308	5137 Hinkleville Rd	Paducah	KY	42001

Logan’s Roadhouse, Inc.	309	2119 Gunbarrell Rd	Chattanooga	TN	37421

Logan’s Roadhouse, Inc.	310	970 State Rd 131	Clarksville	IN	47129

Logan’s Roadhouse, Inc.	311	3112 Browns Mill Rd	Johnson City	TN	37604

Logan’s Roadhouse, Inc.	312	2890 Florence Blvd	Florence	AL	35630

		Location
Grantor	Store #	Street Address	City	State	Zip

Logan’s Roadhouse, Inc.	313	2643 Manchester	Columbus	GA	31904

Logan’s Roadhouse, Inc.	315	850 Mall Rd	Barboursville	WV	25504

Logan’s Roadhouse, Inc.	316	1 N. Burkhardt	Evansville	IN	47715

Logan’s Roadhouse, Inc.	317	2710 N. Germantown Pkwy	Memphis	TN	38133

Logan’s Roadhouse, Inc.	318	1511 Skyland Blvd E	Tuscaloosa	AL	35403

Logan’s Roadhouse, Inc.	319	3668 Atlanta Hwy	Athens	GA	30606

Logan’s Roadhouse, Inc.	320	3933 Arkwright Rd	Macon	GA	31210

Logan’s Roadhouse, Inc.	321	5005 Shelbyville Rd	Louisville	KY	40207

Logan’s Roadhouse, Inc.	322	1395 Interstate Dr.	Cookeville	TN	38501

Logan’s Roadhouse, Inc.	323	2400 Elliston Pl	Nashville	TN	37202

Logan’s Roadhouse, Inc.	324	6571 Blue Bonnet Blvd.	Baton Rouge	LA	70810

Logan’s Roadhouse, Inc.	325	3323 Ambassador Caffery Pkwy	Lafayette	LA	70506

Logan’s Roadhouse, Inc.	326	7724 Ludington Lane	Birmingham	AL	35210

Logan’s Roadhouse, Inc.	327	2820 MacArthur Dr	Alexandria	LA	71301

8

		Location
Grantor	Store #	Street Address	City	State	Zip

Logan’s Roadhouse, Inc.	328	4249 Balmoral Drive	Huntsville	AL	35801

Logan’s Roadhouse, Inc.	329	3509 Gerstner Memorial Pkwy	Lake Charles	LA	70605

Logan’s Roadhouse, Inc.	331	4825 E. 82nd St	Indianapolis	IN	46250

Logan’s Roadhouse, Inc.	332	201 Constitution Dr	W. Monroe	LA	71292

Logan’s Roadhouse, Inc.	333	12821 Fair Lakes Pkwy	Fairfax	VA	22033

Logan’s Roadhouse, Inc.	334	7480 W. Colonial Drive	Orlando	FL	32818

Logan’s Roadhouse, Inc.	335	4740 Valley View Blvd	Roanoke	VA	24012

Logan’s Roadhouse, Inc.	336	46321 McClellan Way	Sterling	VA	20165

Logan’s Roadhouse, Inc.	337	5229 Dixie Hwy	Louisville	KY	40216

Logan’s Roadhouse, Inc.	338	3840 State Rd 26 East	Lafayette	IN	47905

Logan’s Roadhouse, Inc.	339	100 Resource Center Pkwy	Birmingham	AL	35242

Logan’s Roadhouse, Inc.	340	11301 Abercorn Street	Savannah	GA	31419

Logan’s Roadhouse, Inc.	342	5925 W. Irlo Bronson Hwy	Kissimmee	FL	34746

Logan’s Roadhouse, Inc.	344	9218 Anderson Rd.	Tampa	FL	33634

Logan’s Roadhouse, Inc.	345	3969 Morse Crossing	Columbus	OH	43219

9

		Location
Grantor	Store #	Street Address	City	State	Zip

Logan’s Roadhouse, Inc.	346	7731 Donegan Drive	Manassas	VA	20110

Logan’s Roadhouse, Inc.	347	8310 I-40 West	Amarillo	TX	79106

Logan’s Roadhouse, Inc.	348	3060 W. Sandlake Road	Orlando	FL	32819

Logan’s Roadhouse, Inc.	349	4649 W. 1st Street	Sanford	FL	32771

Logan’s Roadhouse, Inc.	350	12950 N.W. Freeway	Houston	TX	77040

Logan’s Roadhouse, Inc.	351	5105 E. 42nd Street	Odessa	TX	79762

Logan’s Roadhouse, Inc.	352	11865 Gateway West Blvd	El Paso	TX	79936

Logan’s Roadhouse, Inc.	353	6251 Slide Road	Lubbock	TX	79414

Logan’s Roadhouse, Inc.	354	2513 S. Stemmons Freeway	Lewisville	TX	75067

Logan’s Roadhouse, Inc.	355	30751 Gratiot Avenue	Roseville	MI	48066

Logan’s Roadhouse, Inc.	356	14235 Hall Road	Shelby Township	MI	48315

Logan’s Roadhouse, Inc.	357	12477 I-10 West	San Antonio	TX	78230

Logan’s Roadhouse, Inc.	359	1908 Pavillon Way	Lexington	KY	40509

Logan’s Roadhouse, Inc.	360	9380 The Landing Drive	Douglasville	GA	30135

Logan’s Roadhouse, Inc.	362	948 North East Loop 820	Hurst	TX	76053

10

		Location
Grantor	Store #	Street Address	City	State	Zip

Logan’s Roadhouse, Inc.	363	4609 West Loop 250 North	Midland	TX	79707

Logan’s Roadhouse, Inc.	364	2224 S. 10th Street	McAllen	TX	78503

Logan’s Roadhouse, Inc.	365	1141 Hwy. 35 North	SanMarcos	TX	78666

Logan’s Roadhouse, Inc.	366	2200 S. Hwy 6	Houston	TX	77077

Logan’s Roadhouse, Inc.	367	5300 San Dario Drive	Laredo	TX	78041

Logan’s Roadhouse, Inc.	368	86 West 14 Mile Road	Troy	MI	48083

Logan’s Roadhouse, Inc.	369	2315 Beltline Road S.W.	Decatur	AL	35603

Logan’s Roadhouse, Inc.	370	4384 Sherwood Way	San Angelo	TX	76901

Logan’s Roadhouse, Inc.	371	2702 B Parker Road	Round Rock	TX	78681

Logan’s Roadhouse, Inc.	372	13305 Eureka Road	Southgate	MI	48195

Logan’s Roadhouse, Inc.	373	3174 Linden Drive	Bristol	VA	24201

Logan’s Roadhouse, Inc.	374	600 Greenwood Park Dr. North	Greenwood	IN	46142

Logan’s Roadhouse, Inc.	375	39605 Ford Road	Canton	MI	48187

Logan’s Roadhouse, Inc.	376	3000 Spotsylvania Mall Dr.	Fredricksburg	VA	22407

Logan’s Roadhouse, Inc.	377	40 Ali Way	Oxford	AL	36203

11

		Location
Grantor	Store #	Street Address	City	State	Zip

Logan’s Roadhouse, Inc.	378	28599 Schoolcraft Rd.	Livonia	MI	48150

Logan’s Roadhouse, Inc.	379	1007 Village Green Crossing	Gallatin	TN	37066

Logan’s Roadhouse, Inc.	380	4046 Wards Rd.	Lynchburg	VA	24502

Logan’s Roadhouse, Inc.	381	5645 Pearl Dr.	Evansville	IN	47712

Logan’s Roadhouse, Inc.	382	2364 Taylor Park Drive	Reynoldsburg	OH	43068

Logan’s Roadhouse, Inc.	383	2170 W. 4th Street	Mansfield	OH	44906

Logan’s Roadhouse, Inc.	384	4425 Canal Avenue SW	Grandville	MI	49418

Logan’s Roadhouse, Inc.	385	4225 N. Main St.	Mishawaka	IN	46545

Logan’s Roadhouse, Inc.	386	3012 William St.	CapeGirardeau	MO	63703

Logan’s Roadhouse, Inc.	387	3954 N. Gloster St.	Tupelo	MS	38804

Logan’s Roadhouse, Inc.	388	504A Northgate Mall	Chattanooga	TN	37415

Logan’s Roadhouse, Inc.	389	4185 N. Dowlen Rd.	Beaumont	TX	77706

Logan’s Roadhouse, Inc.	390	600 Sam Ridley Pkwy. West	Smyrna	TN	37167

Logan’s Roadhouse, Inc.	391	3940 Keith St.	Cleveland	TN	37312

Logan’s Roadhouse, Inc.	392	1210 Illinois Road South	Ft. Wayne	IN	46804

12

		Location
Grantor	Store #	Street Address	City	State	Zip

Logan’s Roadhouse, Inc.	393	3153 Alpine Ave.	Walker	MI	49544

Logan’s Roadhouse, Inc.	394	701 E Stassney Bldg. C	Austin	TX	78745

Logan’s Roadhouse, Inc.	395	1230 N Westover Blvd.	Albany	GA	31707

Logan’s Roadhouse, Inc.	396	835 Rainbow Dr.	Gadsden	AL	35901

Logan’s Roadhouse, Inc.	397	2740 John Hawkins Pkwy	Hoover	AL	35244

Logan’s Roadhouse, Inc.	398	6617 Lima Rd.	Ft. Wayne	IN	46818

Logan’s Roadhouse, Inc.	399	17065 Mercantile Rd.	Noblesville	IN	46060

Logan’s Roadhouse, Inc.	400	3299 West Shore Dr.	Holland	MI	49424

Logan’s Roadhouse, Inc.	401	5601 S. Harvey St.	Norton Shores	MI	49441

Logan’s Roadhouse, Inc.	402	1125 North Burleson Blvd	Burleson	TX	76028

Logan’s Roadhouse, Inc.	403	6226 University Dr. NW	Huntsville	AL	35806

Logan’s Roadhouse, Inc.	404	277 Dogwood Blvd	Flowood	MS	39232

Logan’s Roadhouse, Inc.	405	3250 Airport Rd.	Mobile	AL	36606

Logan’s Roadhouse, Inc.	406	15189 Crossroads Pkwy	Gulfport	MS	39503

Logan’s Roadhouse, Inc.	407	600 E. County Line Road	Ridgeland	MS	39157

13

		Location
Grantor	Store #	Street Address	City	State	Zip

Logan’s Roadhouse, Inc.	408	3700 US Hwy 75 North	Sherman	TX	75092

Logan’s Roadhouse, Inc.	409	2584 Battlefield Parkway	Ft. Oglethorpe	GA	30742

Logan’s Roadhouse, Inc.	410	2701 Watson Blvd.	Warner Robins	GA	31093

Logan’s Roadhouse, Inc.	411	5800 W. Saginaw	Lansing	MI	48917

Logan’s Roadhouse, Inc.	412	3611N. Shiloh Dr.	Fayetteville	AR	72703

Logan’s Roadhouse, Inc.	413	6201 Rogers Ave	Ft. Smith	AR	72903

Logan’s Roadhouse, Inc.	414	6701 S. Westnedge Ave.	Portage	MI	49002

Logan’s Roadhouse, Inc.	415	4958 Bayou Blvd	Pensacola	FL	32503

Logan’s Roadhouse, Inc.	416	7755 Winchester Rd	Memphis	TN	38125

Logan’s Roadhouse, Inc.	417	30275 Eastern Shore Ct	Spanish Fort	AL	36527

Logan’s Roadhouse, Inc.	418	2806 West Loop 340	Waco	TX	76711

Logan’s Roadhouse, Inc.	419	20 Mill Rd	McDonough	GA	30253

Logan’s Roadhouse, Inc.	420	7612 N. 10th Street	N. McAllen	TX	78504

Logan’s Roadhouse, Inc.	421	1020 N. Military Hwy	Norfolk	VA	23502

Logan’s Roadhouse, Inc.	422	3100 E. Central TX Expressway	Killeen	TX	76542

14

		Location
Grantor	Store #	Street Address	City	State	Zip

Logan’s Roadhouse, Inc.	423	5083 Pinnacle Square	Trussville	AL	35235

Logan’s Roadhouse, Inc.	424	201 RHL Blvd.	Charleston	WV	25309

Logan’s Roadhouse, Inc.	425	4404 Miller Rd.	Flint	MI	48507

Logan’s Roadhouse, Inc.	426	1320 E. Ireland Rd.	SouthBend	IN	46614

Logan’s Roadhouse, Inc.	427	2140 East Walnut Ave.	Dalton	GA	30721

Logan’s Roadhouse, Inc.	428	6685 Airways Blvd	Southhaven	MS	38671

Logan’s Roadhouse, Inc.	429	2400 Gateway Drive	Opelika	AL	36801

Logan’s Roadhouse, Inc.	430	9026 East 71st Street	Tulsa	OK	74133

Logan’s Roadhouse, Inc.	431	1651 Marketplace Dr SE	Caledonia	MI	49316

Logan’s Roadhouse, Inc.	432	2819 Centre Drive	Beavercreek	OH	45324

Logan’s Roadhouse, Inc.	433	2621 SW 19th Ave Rd	Ocala	FL	34471

Logan’s Roadhouse, Inc.	434	315 Mary Esther Blvd	Mary Esther	FL	32569

Logan’s Roadhouse, Inc.	435	2920 Scottsville Rd	Bowling Green	KY	42103

Logan’s Roadhouse, Inc.	436	1310 N. Eisenhower Dr	Beckley	WV	25801

Logan’s Roadhouse, Inc.	437	6835 Houston Rd	Florence	KY	41042

15

		Location
Grantor	Store #	Street Address	City	State	Zip

Logan’s Roadhouse, Inc.	438	2310 Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	18702

Logan’s Roadhouse, Inc.	439	100 9th Street	Vienna	WV	26105

Logan’s Roadhouse, Inc.	440	7135 Eastman Ave	Midland	MI	48642

Logan’s Roadhouse, Inc.	441	1110 Battlefield R.	Springfield	MO	65807

Logan’s Roadhouse, Inc.	442	2180 York Crossing Dr	York	PA	17404

Logan’s Roadhouse, Inc.	443	209 N. Range Line	Joplin	MO	64801

Logan’s Roadhouse, Inc.	444	750 Apalachee Pwky	Tallahassee	FL	32301

Logan’s Roadhouse, Inc.	445	1560 Parkway	Sevierville	TN	37862

Logan’s Roadhouse, Inc.	446	3126 S. Clack Street	Abilene	TX	79606

Logan’s Roadhouse, Inc.	447	6147 US Hwy 98	Hattiesburg	MS	39402

Logan’s Roadhouse, Inc.	448	9531 N Owasso Expwy	Owasso	OK	74055

Logan’s Roadhouse, Inc.	449	3701 Call Field Rd	Wichita Falls	TX	76308

Logan’s Roadhouse, Inc.	450	140 Rojay Dr	Lexington	KY	40503

Logan’s Roadhouse, Inc.	451	401 S. Mt. Juliet Rd. Ste 130	Mt. Juliet	TN	37122

Logan’s Roadhouse, Inc.	453	1519 S. Yuma Palms Pwky	Yuma	AZ	85365

16

		Location
Grantor	Store #	Street Address	City	State	Zip

Logan’s Roadhouse, Inc.	454	5057 S. Padre Island	Corpus Christi	TX	78411

Logan’s Roadhouse, Inc.	455	2501 W. Happy Valley Bldg12	Phoenix	AZ	85027

Logan’s Roadhouse, Inc.	456	240 Conference Center Dr	E.Peoria	IL	61611

Logan’s Roadhouse, Inc.	457	313 S. Veterans Pkwy	Normal	IL	61761

Logan’s Roadhouse, Inc.	458	11674 University Dr	Orlando	FL	32817

Logan’s Roadhouse, Inc.	459	1201 W. Osceola Pkwy	Kissimmee	FL	34741

Logan’s Roadhouse, Inc.	460	2424 N. Maize Rd	Wichita	KS	67205

Logan’s Roadhouse, Inc.	461	19401 E. 39th St	Independence	MO	64057

Logan’s Roadhouse, Inc.	462	7221 SE 29th St	Midwest City	OK	73110

Logan’s Roadhouse, Inc.	463	351 S. Perry Rd	Plainfield	IN	46168

Logan’s Roadhouse, Inc.	464	4201 S Medford Dr	Lufkin	TX	75901

Logan’s Roadhouse, Inc.	465	945 N. Dobson Rd	Mesa	AZ	85201

Logan’s Roadhouse, Inc.	466	2649 S. Market Street	Gilbert	AZ	85295

Logan’s Roadhouse, Inc.	467	353 S. Rock Road	Wichita (East)	KS	67207

Logan’s Roadhouse, Inc.	468	4753 Montgomery Hwy	Dothan	AL	36303

17

		Location
Grantor	Store #	Street Address	City	State	Zip

Logan’s Roadhouse, Inc.	469	51 Lincoln Hwy	Fairview Heights	IL	62208

Logan’s Roadhouse, Inc.	470	7519 Youree Dr	Shreveport	LA	71105

Logan’s Roadhouse, Inc.	471	2008 Crossings Circle	Spring Hill	TN	37174

Logan’s Roadhouse, Inc.	472	2775 Legends Pkwy	Prattville	AL	36066

Logan’s Roadhouse, Inc.	473	3720 Stone Creek Blvd	Cincinnati	OH	45251

Logan’s Roadhouse, Inc.	474	325 Interstate 20 E	Weatherford	TX	76086

Logan’s Roadhouse, Inc.	475	5000 Bond Blvd.	Bessemer	AL	35022

Logan’s Roadhouse, Inc.	476	2809 W. Expressway 83	Harlingen	TX	78552

Logan’s Roadhouse, Inc.	477	16132 Athens Limestone Blvd.	Athens	AL	35611

Logan’s Roadhouse, Inc.	478	2146 Lantern Ridge Dr	Richmond	KY	40475

Logan’s Roadhouse, Inc.	479	3387 Lowery Pkwy	Fultondale	AL	35068

Logan’s Roadhouse, Inc.	480	1250 24th Ave NW	Norman	OK	73069

Logan’s Roadhouse, Inc.	481	1150 W Highway 287 Bypass	Waxahachie	TX	75165

Logan’s Roadhouse, Inc.	482	410 Elsinger Blvd.	Conway	AR	72032

Logan’s Roadhouse, Inc.	483	108 Hwy 11 & 80	Meridian	MS	39301

18

		Location
Grantor	Store #	Street Address	City	State	Zip

Logan’s Roadhouse, Inc.	484	3160 Gulf Freeway South	Dickinson	TX	77539

Logan’s Roadhouse, Inc.	485	6804 Charlotte Pike	Nashville	TN	37209

Logan’s Roadhouse, Inc.	486	560 East I-30	Rockwall	TX	75087

Logan’s Roadhouse, Inc.	487	3050 Riffel Dr.	Salina	KS	67401

Logan’s Roadhouse, Inc.	488	5423 W Loop 1604 North	San Antonio	TX	78254

Logan’s Roadhouse, Inc.	489	727 Thompson Lane	Nashville	TN	37204

Logan’s Roadhouse, Inc.	490	5912 Quebec St.	Ft. Worth	TX	76135

Logan’s Roadhouse, Inc.	492	130 Chandler Dr.	Dickson	TN	37055

Logan’s Roadhouse, Inc.	493	2148 Miamisburg Centerville Rd	Dayton	OH	45459

Logan’s Roadhouse, Inc.	494	3891 Promenade Pkwy	D’Ilberville	MS	39540

Logan’s Roadhouse, Inc.	495	7588 S. Olympia Ave. West	Tulsa	OK	74132

Logan’s Roadhouse, Inc.	499	205 Relco Drive	Manchester	TN	37355

Logan’s Roadhouse, Inc.	501	720 Brown Road	Auburn Hills	MI	48326

19

Schedule 5

COPYRIGHTS AND COPYRIGHT LICENSES

Copyrights

None

Copyright Agreements

Direct System Purchase and Software License Agreement, dated as of June 15, 2010, by and between Squirrel Systems, G.P. and Logan’s Roadhouse, Inc.

Microstrategy End User License Agreement Microstrategy Contract Number: 164504, dated March 19, 2010, between Microstrategy Services Corporation and Logan’s Roadhouse, Inc.

Software License, Services and Maintenance Agreement, dated as of April 25, 2000, between J.D. Edwards World Solutions Company and Logan’s Roadhouse, Inc., as amended by the OneWorld Attachment, dated October 29, 2002.

PATENTS AND PATENT LICENSES

None

TRADEMARKS AND TRADEMARK LICENSES

Trademark Name	Application No.	Registration No.	Goods/Services

BREWSKI ONIONS	78764123	3257854	prepared entrees consisting primarily of meat, fish, poultry or vegetables

	78642025	3419984	restaurant services

LOGAN’S	78641323	3326246	restaurant services

	76481400	2797192	restaurant services

	78268703	2934163	restaurant services

21

Trademark Name	Application No.	Registration No.	Goods/Services

	78854005	3202110	restaurant services

LOGAN’S ROADHOUSE	74291119	1874314	restaurants

	78864489	3352178	restaurant services

	77200179	3369044	restaurant services

NATIONAL TAKE BACK LUNCH DAY	78873418	3759425	restaurant services

ONION BREWSKI	78764119	3260238	prepared entrees consisting primarily of meat, fish, poultry or vegetables

PEANUT SHOOTER	78836930	3239245	prepared foods, namely, dessert mousse featuring peanuts

REAL CHOICES. REAL VALUE.	77176947	3368781	restaurant services

ROADIE	77176961	3705795	prepared foods, namely, sandwiches

22

Trademark Name	Application No.	Registration No.	Goods/Services

ROADIES	78841796	3512567	prepared foods for consumption on and off premises, namely, sandwiches

TAKE BACK LUNCH	78873373	3332537	restaurant services

THE LOGAN	78401171	3077914	prepared combination entrees consisting primarily of meat, fish, poultry and/or vegetables

THE REAL AMERICAN ROADHOUSE	78642446	3146919	restaurant services

Domain Names

logansgiftcards.com

loganslistens.com

logansroadhouse.biz

logansroadhouse.info

logansroadhouse.net

logansroadhouse.org

logansroadhouse.us

logansroadhousegiftcards.com

losethebag.com

mylogans.biz

mylogans.com

mylogans.net

mylogans.org

mylogans.us

nuts4steaks.com

nutsforsteaks.com

therealamericanroadhouse.com

logansroadhouse.com

23

Trademark Agreements:

Mutual Trademark Usage and Consent Agreement between Logan’s Roadhouse, Inc. and Fresh and Fancy Farms, Inc. dated as of April, 2008

Sponsorship Agreement between Logan’s Roadhouse, Inc. and Tennessee Football, Inc., dated as of August 1, 2007.

24

Schedule 6

COMMODITY ACCOUNTS

None

Schedule 7

DEPOSIT ACCOUNTS

Name	Bank	Account #
Concentration Master	Wachovia	ZBAXXXXXXXXX

Store #	Name	Bank	Account #
N/A	Master	Bank of America	XXXXXXXXX
N/A	Master	Fifth Third Bank	XXXXXXXXX
N/A	Master	Regions Bank	XXXXXXXXX
N/A	Master	Fifth Third Bank - CompuSafe	XXXXXXXXX
301	Lexington	Fifth Third - CompuSafe	XXXXXXXXX
302	Antioch	Fifth Third - CompuSafe	XXXXXXXXX
303	Madison	Fifth Third - CompuSafe	XXXXXXXXX
304	Clarksville, TN	Fifth Third - CompuSafe	XXXXXXXXX
305	Jackson	Fifth Third - CompuSafe	XXXXXXXXX
306	Murfreesboro	Fifth Third - CompuSafe	XXXXXXXXX
307	Franklin	Fifth Third - CompuSafe	XXXXXXXXX
308	Paducah	Fifth Third - CompuSafe	XXXXXXXXX
309	Chattanooga	Fifth Third - CompuSafe	XXXXXXXXX
310	Clarksville, IN	Fifth Third - CompuSafe	XXXXXXXXX
311	Johnson City	Fifth Third - CompuSafe	XXXXXXXXX
312	Florence	Amsouth Bank	XXXXXXXXX
313	Columbus, GA	Fifth Third - CompuSafe	XXXXXXXXX
315	Barboursville	JP Morgan Chase Bank, N.A.	XXXXXXXXX
316	Evansville	Fifth Third - Compusafe	XXXXXXXXX
317	Memphis	Fifth Third - CompuSafe	XXXXXXXXX
318	Tuscaloosa	Regions Bank	XXXXXXXXX
319	Athens	Fifth Third - Compusafe	XXXXXXXXX
320	Macon	Fifth Third - Compusafe	XXXXXXXXX
321	Louisville	Fifth Third - Compusafe	XXXXXXXXX
322	Cookeville	Fifth Third - Compusafe	XXXXXXXXX
323	Elliston	Fifth Third - CompuSafe	XXXXXXXXX
324	Baton Rouge	Fifth Third - CompuSafe	XXXXXXXXX
325	Lafayette, LA	Fifth Third - CompuSafe	XXXXXXXXX
326	Birmingham	Regions Bank	XXXXXXXXX
327	Alexandria	Fifth Third - CompuSafe	XXXXXXXXX
328	Huntsville	Regions Bank	XXXXXXXXX
329	Lake Charles	Fifth Third - CompuSafe	XXXXXXXXX
331	Indianapolis	Fifth Third - CompuSafe	XXXXXXXXX
332	West Monroe	Fifth Third - CompuSafe	XXXXXXXXX

333	Fairfax	United Bank	XXXXXXXXX
334	Orlando	Fifth Third - CompuSafe	XXXXXXXXX
337	Louisville2	Fifth Third - CompuSafe	XXXXXXXXX
338	Lafayette, IN	Fifth Third - Compusafe	XXXXXXXXX
339	Birmingham2	Regions Bank	XXXXXXXXX
340	Savannah	Fifth Third - CompuSafe	XXXXXXXXX
342	Kissimmee	Fifth Third - CompuSafe	XXXXXXXXX
344	Tampa	Fifth Third - CompuSafe	XXXXXXXXX
345	Columbus, OH	Huntington National Bank	XXXXXXXXX
347	Amarillo	Amarillo National Bank	XXXXXXXXX
348	Orlando2	Fifth Third - CompuSafe	XXXXXXXXX
349	Sanford	Fifth Third - CompuSafe	XXXXXXXXX
351	Odessa	Western National Bank	XXXXXXXXX
352	El Paso	Bank of America	XXXXXXXXX
353	Lubbock	Fifth Third - CompuSafe	XXXXXXXXX
354	Lewisville	Capital One	XXXXXXXXX
355	Roseville	Fifth Third Bank	XXXXXXXXX
356	Shelby Township	JP Morgan Chase Bank, N.A.	XXXXXXXXX
357	San Antonio	Compass Bank	XXXXXXXXX
359	Lexington2	Fifth Third - CompuSafe	XXXXXXXXX
360	Douglasville	Fifth Third - CompuSafe	XXXXXXXXX
362	Hurst	Wells Fargo Bank Texas, NA	XXXXXXXXX
363	Midland	Western National Bank	XXXXXXXXX
364	McAllen	Compass Bank	XXXXXXXXX
365	San Marcos	Frost National Bank	XXXXXXXXX
366	Houston2	Sterling Bank	XXXXXXXXX
367	Laredo	Bank of America	XXXXXXXXX
368	Troy	Comerica Bank	XXXXXXXXX
369	Decatur	Regions Bank	XXXXXXXXX
370	San Angelo	Bank of America	XXXXXXXXX
371	Round Rock	JP Morgan Chase Bank, N.A.	XXXXXXXXX
372	Southgate	JP Morgan Chase Bank, N.A.	XXXXXXXXX
374	Greenwood	Fifth Third - CompuSafe	XXXXXXXXX
375	Canton	JP Morgan Chase Bank, N.A.	XXXXXXXXX
378	Livonia	JP Morgan Chase Bank, N.A.	XXXXXXXXX
379	Gallatin	Fifth Third - CompuSafe	XXXXXXXXX
381	Evansville2	Fifth Third - CompuSafe	XXXXXXXXX
382	Reynoldsburg	Fifth Third Bank	XXXXXXXXX
383	Mansfield	Huntington National Bank	XXXXXXXXX
384	Grandville	Fifth Third Bank	XXXXXXXXX
385	Mishawaka	Fifth Third - CompuSafe	XXXXXXXXX
386	Cape Girardeau	Fifth Third - CompuSafe	XXXXXXXXX
387	Tupelo	Renasant Bank	XXXXXXXXX
388	Chattanooga2	Fifth Third - CompuSafe	XXXXXXXXX
390	Smyrna	Fifth Third - CompuSafe	XXXXXXXXX
391	Cleveland TN	Fifth Third - CompuSafe	XXXXXXXXX
392	Ft. Wayne	Fifth Third - CompuSafe	XXXXXXXXX
393	Walker	Fifth Third Bank	XXXXXXXXX
394	Austin	JP Morgan Chase Bank, N.A.	XXXXXXXXX
395	Albany	Fifth Third - CompuSafe	XXXXXXXXX

396	Gadsden	Regions Bank	XXXXXXXXX
397	Hoover	RBC Bank	XXXXXXXXX
398	Ft. Wayne2	Fifth Third - CompuSafe	XXXXXXXXX
399	Noblesville	Fifth Third - CompuSafe	XXXXXXXXX
400	Holland	Fifth Third Bank	XXXXXXXXX
401	Muskegon	Fifth Third Bank	XXXXXXXXX
402	Burleson	First National Bank of Burleson	XXXXXXXXX
403	Huntsville	Regions Bank	XXXXXXXXX
404	Flowood	Fifth Third - CompuSafe	XXXXXXXXX
405	Mobile	Regions	XXXXXXXXX
406	Gulfport	Fifth Third - CompuSafe	XXXXXXXXX
407	Ridgeland	Amsouth Bank	XXXXXXXXX
408	Sherman	JP Morgan Chase Bank, N.A.	XXXXXXXXX
409	Ft Oglethorpe	Fifth Third - CompuSafe	XXXXXXXXX
410	Warner Robins	Fifth Third - CompuSafe	XXXXXXXXX
411	Lansing	Fifth Third Bank	XXXXXXXXX
412	Fayettevlle	Regions Bank	XXXXXXXXX
413	Fort Smith	Regions Bank	XXXXXXXXX
414	Portage	Fifth Third Bank	XXXXXXXXX
415	Pensacola	Fifth Third - CompuSafe	XXXXXXXXX
416	Memphis 2	Fifth Third - CompuSafe	XXXXXXXXX
417	Spanish Fort	Regions Bank	XXXXXXXXX
418	Waco	The National Banks of Central Texas	XXXXXXXXX
419	McDonough	Fifth Third - CompuSafe	XXXXXXXXX
420	N McAllen	First National Bank	XXXXXXXXX
422	Killeen	First National Bank Texas	XXXXXXXXX
423	Trussville	Regions Bank	XXXXXXXXX
424	Charleston	Huntington National Bank	XXXXXXXXX
425	Flint	Fifth Third Bank	XXXXXXXXX
426	Southbend	Fifth Third - CompuSafe	XXXXXXXXX
427	Dalton	Fifth Third - CompuSafe	XXXXXXXXX
428	Southaven	Fifth Third - CompuSafe	XXXXXXXXX
429	Opelika	Amsouth Bank	XXXXXXXXX
430	Tulsa	Fifth Third - CompuSafe	XXXXXXXXX
431	Grand Rapids	Fifth Third Bank	XXXXXXXXX
432	Beavercreek	JP Morgan Chase Bank, N.A.	XXXXXXXXX
433	Ocala	Fifth Third - CompuSafe	XXXXXXXXX
434	Mary Ester/Ft Wal	Fifth Third - CompuSafe	XXXXXXXXX
435	Bowling Green	First Security Bank (Formerly Integra)	XXXXXXXXX
436	Beckley	City National	XXXXXXXXX
437	Florence KY	Fifth Third - CompuSafe	XXXXXXXXX
439	Vienna	BB&T	XXXXXXXXX
440	Midland	Chemical Bank	XXXXXXXXX
441	Springfield	Fifth Third - CompuSafe	XXXXXXXXX
443	Joplin	Fifth Third - CompuSafe	XXXXXXXXX
444	Tallahassee	Fifth Third - CompuSafe	XXXXXXXXX
445	Sevierville	Fifth Third - CompuSafe	XXXXXXXXX
446	Abilene	JP Morgan Chase Bank, N.A.	XXXXXXXXX
447	Hattiesburg	Fifth Third - CompuSafe	XXXXXXXXX
448	Owasso	Fifth Third - CompuSafe	XXXXXXXXX

449	Witchita Falls	JP Morgan Chase Bank, N.A.	XXXXXXXXX
450	Lexington	Fifth Third - CompuSafe	XXXXXXXXX
451	Mt Juliet	Fifth Third - CompuSafe	XXXXXXXXX
453	Yuma	Fifth Third - CompuSafe	XXXXXXXXX
454	Corpus Christi	Compass Bank	XXXXXXXXX
455	Happy Valley	Fifth Third - CompuSafe	XXXXXXXXX
456	East Peoria	Fifth Third - CompuSafe	XXXXXXXXX
457	Normal	Fifth Third - CompuSafe	XXXXXXXXX
458	Orlando	Fifth Third - CompuSafe	XXXXXXXXX
459	Kissimmee2	Fifth Third - CompuSafe	XXXXXXXXX
460	Wichita2	Fifth Third - CompuSafe	XXXXXXXXX
461	Independence	Fifth Third - CompuSafe	XXXXXXXXX
462	Midwest City	Fifth Third - CompuSafe	XXXXXXXXX
463	Plainfield	Fifth Third - CompuSafe	XXXXXXXXX
464	Lufkin	Regions	XXXXXXXXX
465	Mesa	Fifth Third - CompuSafe	XXXXXXXXX
466	Gilbert AZ	Fifth Third - CompuSafe	XXXXXXXXX
467	Wichita East	Fifth Third - CompuSafe	XXXXXXXXX
469	Fariview Heights	Regions	XXXXXXXXX
470	Shreveport LA	Fifth Third - CompuSafe	XXXXXXXXX
471	Spring Hill TN	Fifth Third - CompuSafe	XXXXXXXXX
473	Cincinnati OH	Fifth Third Bank	XXXXXXXXX
474	WeatherfordTX	JP Morgan Chase Bank, N.A.	XXXXXXXXX
475	BessemerAL	First Financial Bank	XXXXXXXXX
476	HarlingenTX	Compass Bank	XXXXXXXXX
477	Athens AL	Regions	XXXXXXXXX
478	RichmondKY	JP Morgan Chase Bank, N.A.	XXXXXXXXX
479	FultondaleAL	Iberia Bank	XXXXXXXXX
480	NormanOK	Fifth Third - CompuSafe	XXXXXXXXX
481	WaxahachieTX	Fifth Third - CompuSafe	XXXXXXXXX
482	ConwayAR	Fifth Third - CompuSafe	XXXXXXXXX
483	MeridianMS	Fifth Third - CompuSafe	XXXXXXXXX
484	LeagueCityTX	Fifth Third - CompuSafe	XXXXXXXXX
485	NashvilleWest	Fifth Third - CompuSafe	XXXXXXXXX
486	RockwallTX	Fifth Third - CompuSafe	XXXXXXXXX
487	SalinaKS	Fifth Third - CompuSafe	XXXXXXXXX
488	SanAntonioTX	Fifth Third - CompuSafe	XXXXXXXXX
489	Nashville100Oaks	Fifth Third - CompuSafe	XXXXXXXXX
490	FortWorthTX	Fifth Third - CompuSafe	XXXXXXXXX
492	DicksonTN	Fifth Third - CompuSafe	XXXXXXXXX
493	DaytonOH	Fifth Third - CompuSafe	XXXXXXXXX
494	D’lberville, MS	Fifth Third - CompuSafe	XXXXXXXXX
495	Tulsa, OK	Fifth Third - CompuSafe	XXXXXXXXX
496	Martinsburg,WV	Fifth Third - CompuSafe	XXXXXXXXX
499	Manchester, TN	Fifth Third - CompuSafe	XXXXXXXXX
501	AuburnHills, MI	Fifth Third - CompuSafe	XXXXXXXXX

Schedule 8

SECURITIES ACCOUNTS

Name	Bank	Account #
Concentration[1] Master	Wachovia	ZBAXXXXXXXXX

[1]	Funds deposited in this account are withdrawn each day for overnight investment and re-deposited the following day. There is no separate account number for the overnight investments made with funds deposited in this account.

Annex 1

to Security Agreement

JOINDER AGREEMENT

TO SECURITY AGREEMENT

JOINDER AGREEMENT, dated as of [            ], 20[            ] (the “Joinder Agreement”), made by [            ] (the “Additional Grantor”), in favor of Wells Fargo Bank, National Association, as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in the Security Agreement (as hereinafter defined).

W I T N E S S E T H :

WHEREAS, Logan’s Roadhouse, Inc., a Tennessee corporation (the “Issuer”), LRI Holdings, Inc., a Delaware corporation (“Holdings”), the Subsidiary Guarantors party thereto, Wells Fargo Bank, National Association (in such capacity, the “Trustee”) and the Collateral Agent have entered into an Indenture, dated as of October 15, 2015 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), providing for the issuance of Notes (as further described therein, the “Notes”) of the Issuer;

WHEREAS, in connection with the Indenture, the Issuer, Holdings and the Subsidiary Guarantors have entered into the Security Agreement, dated as of October 15, 2015 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent for the ratable benefit of the Secured Parties;

WHEREAS, the Indenture requires each Additional Grantor to be or become a party to the Security Agreement; and

WHEREAS, each Additional Grantor has agreed to execute and deliver this Joinder Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Security Agreement. By executing and delivering this Joinder Agreement, each Additional Grantor, as provided in Section 8.14 of the Security Agreement, hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Security Agreement. Each Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Security Agreement is true and correct on and as the date of this Joinder Agreement (after giving effect to this Joinder Agreement) as if made on and as of such date.

2. Grant of Security Interest. Each Additional Grantor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the Collateral (as defined in the Security Agreement) now owned or at any time hereafter acquired by such Additional Grantor or in which such Additional Grantor now has or at any time in the future may acquire any right, title or interest, including, without limitation, the property of the Additional Grantors set forth on the attached

Supplements set forth on Annex 1-A hereto, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Additional Grantors’ Obligations (as defined in the Security Agreement).

3. Authorization to File Financing Statements. Each Additional Grantor authorizes the Collateral Agent or counsel to the Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral (as defined in the Security Agreement) without the signature of such Additional Grantor in such form and in such offices as necessary to perfect the security interests of the Collateral Agent under the Security Agreement. Each Additional Grantor authorizes the Collateral Agent to use the collateral description “all personal property, whether now owned or at any time hereafter acquired” or words of similar effect in any such financing statement.

4. Governing Law. THIS JOINDER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]
By:
Name:
Title:

Annex 1-A to

Joinder Agreement

Supplement to Schedule 1

Supplement to Schedule 2

Supplement to Schedule 3

Supplement to Schedule 4

Supplement to Schedule 5

Supplement to Schedule 6

Supplement to Schedule 7

Supplement to Schedule 8